 UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C.   20549

 __________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2017

____________________

COLONY BANKCORP, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-12436	58-1492391
(State or other jurisdiction	(Commission File No.)	(IRS Employer I.D. No.)
of incorporation)

115 South Grant Street, Fitzgerald, Georgia   31750

(Address of principal executive offices)

(229) 426-6000

Registrant’s Telephone Number, including area code

N/A

(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On February 21, 2017, B. Gene Waldron announced his retirement as Vice Chairman and Director of Colony Bankcorp, Inc. and Colony Bank effective May 23, 2017; thus, he will not be included in the slate of directors for election at the Annual Meeting on May 23, 2017. Mr. Waldron has served the Company almost twenty years and wants to devote more time to his family and other business interests. Mr. Waldron has advised us that his retirement was not due to any disagreement with the Company.

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: February 21, 2017	By: /s/ Terry L. Hester

Terry L. Hester
Executive Vice President and
Chief Financial Officer